UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTIONS 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                  July 20, 2005


                                    QNB CORP.
             (Exact name of registrant as specified in its charter)
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
Pennsylvania                                            0-17706                                     23-2318082
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(State or other jurisdiction of                  (Commission File Number)                    (I.R.S. Employer Identification No.)
 incorporation or organization)
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15 North Third Street, Quakertown, PA                           18951-9005
-------------------------------------                       -----------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:   (215)538-5600
                                                      -------------







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Item 7            Financial Statements and Exhibits

     ( c )                 The following exhibits are filed herewith:

                  Exhibit No.                    Description
                  -----------                    -----------
                  99.1                           News release disseminated on
                                                 July 20, 2005 by QNB Corp.

Item 12  Disclosure of Results of Operations and Financial Condition

         On July 20, 2005, QNB Corp. announced its consolidated financial results for the second quarter ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information included in this Item 12, as well as Exhibit 99.1, referenced herein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 unless specifically incorporated in such filing.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                       QNB Corp.

                                                        By: /s/ Bret H. Krevolin
                                                        ------------------------
                                                        Bret H. Krevolin
                                                        Chief Financial Officer

Dated:  July 20, 2005

                                  EXHIBIT INDEX

Exhibit No.                              Description
----------                               ------------
99.1                                     News release disseminated on July 20,
                                         2005 by QNB Corp.


Section 2:  EX-99.1 (EX-99.1 NEWS RELEASE DISSEMINATED ON
July 20, 2005)